UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2018

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 23, 2018, we held our 2018 annual meeting of stockholders (the “2018 Annual Meeting”) in Pittsburgh, Pennsylvania. A total of 1,139,867,104 shares, or approximately 93.52% of our outstanding shares of common stock, were represented in person or by proxy at the 2018 Annual Meeting. The stockholders elected all eleven of the director nominees; approved our named executive officers’ compensation; and ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for 2018. The stockholders did not approve the shareholder proposal presented at the 2018 Annual Meeting. The final voting results for the matters submitted to a stockholder vote at the 2018 Annual Meeting are set forth below:

Item 1. Election of Directors.

Director		Shares For	Shares Against	Shares Abstain	Broker Non-Votes
a.	Gregory E. Abel	1,036,060,716	4,903,907	1,025,129	97,877,352
b.	Alexandre Behring	1,019,336,578	19,944,892	2,708,282	97,877,352
c.	John T.Cahill	1,033,755,927	7,283,653	950,172	97,877,352
d.	Tracy Britt Cool	1,035,760,733	5,252,939	976,080	97,877,352
e.	Feroz Dewan	1,037,567,315	3,290,685	1,131,752	97,877,352
f.	Jeanne P. Jackson	1,030,827,876	10,118,710	1,043,166	97,877,352
g.	Jorge Paulo Lemann	1,023,041,329	17,930,940	1,017,483	97,877,352
h.	John C. Pope	1,029,281,055	11,691,230	1,017,467	97,877,352
i.	Marcel Hermann Telles	1,023,649,574	17,301,902	1,038,276	97,877,352
j.	Alexandre Van Damme	1,037,784,344	3,196,268	1,009,140	97,877,352
k.	George Zoghbi	1,030,719,290	10,268,994	1,001,468	97,877,352

Item 2. Advisory vote to approve executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,007,782,586	30,932,842	3,274,324	97,877,352

Item 3. Ratification of the selection of PricewaterhouseCoopers LLP as Kraft Heinz’s independent auditors for 2018.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,134,897,334	3,804,649	1,165,121	—

Item 4. Shareholder proposal related to packaging.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
138,770,233	887,868,758	15,350,761	97,877,352

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 26, 2018	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Corporate Secretary

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